Exhibit 10.29.11

AMENDMENT NO. 11

TO

CAPITAL SUPPORT AGREEMENT

THIS AMENDMENT NO. 11 (the “Amendment”) to the Capital Support Agreement, effective as of the 30th day of July 2008 (the “Amendment Effective Date”), between SEI Liquid Asset Trust (the “Trust”) on behalf of its Prime Obligation Fund (the “Fund”) and SEI Investments Company (the “Support Provider”).

WHEREAS:

1.	The parties hereto entered into a Capital Support Agreement, dated as of December 3, 2007, and amended February 15, 2008, March 5, 2008, March 10, 2008, March 24, 2008, March 26, 2008, March 31, 2008, April 17, 2008, June 18, 2008, July 22, 2008 and July 28, 2008 (the “Agreement”); and

2.	The parties hereto desire to amend the Agreement on the terms and subject to the conditions provided herein.

NOW THEREFORE, in consideration of the premises, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Unless otherwise expressly provided herein, capitalized terms shall have the meanings assigned to them in the Agreement.

2.	Section 1(g) of the Agreement is hereby deleted in its entirety and replaced as set forth below:

“Maximum Contribution Amount” means twenty million dollars ($20,000,000).

3.	Section 1(n) is hereby deleted in its entirety and replaced as set forth below:

“Segregated Account” means an account established by the Support Provider for the benefit of the Fund at a bank which is a qualified custodian under the 1940 Act, which may be an interest-bearing account and/or which account’s assets may be invested into money market instruments, and which during the term of the Agreement (i) shall hold cash or cash equivalent securities in an amount equal to seventeen million dollars ($17,000,000), and (ii) the assets of which shall be available to the Fund by means of ACH transfer initiated by the Fund without the requirement of further action or consent by the Support Provider; provided, however, that the amount required to be maintained in the Segregated Account may be reduced as set forth in Section 3 of the Agreement.

[Remainder of page left blank intentionally.]

IN WITNESS WHEREOF, the parties caused this Amendment No. 11 to the Capital Support Agreement to be executed and to become effective as of the date first written above.

SEI INVESTMENTS COMPANY

By:	/s/ Dennis J. McGonigle

Name:	Dennis J. McGonigle
Title:	Chief Financial Officer
Date:	July 30, 2008

ADDRESS FOR NOTICES:

One Freedom Valley Drive
Oaks, PA 19456

SEI LIQUID ASSET TRUST on behalf of its PRIME OBLIGATION FUND

By:	/s/ Timothy D. Barto

Name:	Timothy D. Barto
Title:	Vice President
Date:	July 30, 2008

ADDRESS FOR NOTICES:

One Freedom Valley Drive
Oaks, PA 19456

2